UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 28, 2022

Date of Report (Date of earliest event reported)

AMERICAN ACQUISITION OPPORTUNITY INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40233	86-1599759
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12115 Visionary Way Fishers, Indiana	46038
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (317) 855-9926

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one-half of one Redeemable Warrant	AMAOU	The Nasdaq Stock Market LLC
Common Stock, par value $0.0001 per share	AMAO	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	AMAOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Merger Agreement

On June 28, 2022, American Acquisition Opportunity Inc., a Delaware corporation (“AMAO”), entered into an agreement and plan of merger (the “Merger Agreement”) by and among AMAO, Royalty Management Corporation, an Indiana corporation (“RMC”) and Royalty Merger Sub Inc., an Indiana corporation and a wholly owned subsidiary of AMAO (“Merger Sub”). AMAO and Merger Sub are sometimes referred to collectively as the “AMAO Parties.” Pursuant to the Merger Agreement, a business combination between AMAO and RMC will be effected through the merger of Merger Sub with and into RMC, with RMC surviving the merger as a wholly owned subsidiary of AMAO (the “Merger”). Upon the closing of the Merger (the “Closing”), it is anticipated that AMAO will change its name to “Royalty Management Corporation”. The board of directors of AMAO has (i) approved and declared advisable the Merger Agreement, the Ancillary Agreements (as defined in the Merger Agreement) and the transactions contemplated thereby and (ii) resolved to recommend approval of the Merger Agreement and related transactions by the stockholders of AMAO.

RMC is owned and controlled by certain member officers and directors of AMAO and its sponsor. The Merger is expected to be consummated in the fourth quarter of 2022, following the receipt of the required approval by the stockholders of AMAO and the shareholders of RMC and the satisfaction of certain other customary closing conditions.

Merger Consideration

The total consideration to be paid at Closing (the “Merger Consideration”) by AMAO to the RMC shareholders will be $111,000,000, and will be payable in shares of Class A common stock, par value $0.01 per share, of AMAO (“AMAO Common Stock”). The number of shares of AMAO Common Stock to be paid to the shareholders of RMC as Merger Consideration will be 11,100,000, with each share being valued at $10.00. All cash proceeds remaining in the trust will be used to pay transaction costs and as growth capital for RMC.

At the signing of the Merger Agreement, RMC has only one class of stock, common stock, par value $0.0001 per share (the “RMC Common Stock”). Each share of RMC Common Stock issued and outstanding immediately prior to the consummation of the Merger (other than any dissenting shares) shall be exchanged for and otherwise converted into the right to receive the applicable Merger Consideration per share pursuant to the Merger Agreement. The effective date and time of the Merger is referred to in the Merger Agreement as the effective time (the “Effective Time”). Prior to the Effective Time, all RMC warrants and convertible debt shall be converted into shares of RMC Common Stock, so that no warrants or convertible debt will be outstanding as of the Effective Time.

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Representations and Warranties

The Merger Agreement contains customary representations and warranties of RMC with respect to, among other things: (i) corporate existence and power; (ii) organizational documents; (iii) capitalization; (iv) authorization to enter into the Merger Agreement and related transactions; (v) no conflicts and non-contravention; (vi) permits and compliance; (vii) financial statements; (viii) no undisclosed liabilities; (ix) absence of certain changes; (x) absence of litigation; (xi) employee benefit plans; (xii) labor matters; (xiii) real property and title to assets; (xiv) intellectual property; (xv) taxes; (xvi) environmental matters; (xvii) material contracts; (xviii) customers and suppliers; (xix) insurance; (xx) internal controls; (xxi) accuracy of statements; (xxii) COVID-19 matters; (xxiii) delivery of support agreement; (xxiv) board approval; (xv) brokers and finders’ fees; (xvi) takeover laws; (xxvii) international trade matters and anti-bribery compliance; (xxix) related party transactions; (xxx) that RMC is not an investment company; (xxxi) withholding; (xxxii) exclusivity of representations and warranties; and (xxxiii) full disclosure.

The Merger Agreement contains customary representations and warranties of the AMAO Parties with respect to, among other things: (i) corporate existence and power; (ii) organizational documents; (iii) capitalization; (iv) authorization to enter into the Merger Agreement and related transactions; (v) no conflicts and non-contravention; (vi) compliance; (viii) AMAO publicly filed documents and financial statements; (viii) absence of certain changes; (ix) absence of litigation; (x) board approval; (xi) no prior operations of Merger Sub; (xii) amount in the trust account; (xii) employees; (xiv) taxes; (xv) listing of AMAO securities; (xvi) that AMAO is not an investment company; (xvii) statements in public filings; (xviii) contracts; (xix) brokers and finders’ fees; (xx) delivery of support agreement; and (xxi) investigation and reliance.

All representations and warranties by all parties shall terminate upon the Effective Time, and no representations, warranties, covenants, obligations or other agreements contained in the Merger Agreement shall survive the Effective Time.

Covenants

The Merger Agreement includes customary covenants of the parties with respect to operation of their respective businesses prior to consummation of the Merger and efforts to satisfy conditions to consummation of the Merger. The Merger Agreement also contains additional covenants of the parties, including, among others, access to information, cooperation in the preparation of the Registration Statement on Form S-4 (the “Registration Statement”) and Proxy Statement (as each such term is defined in the Merger Agreement) required to be filed in connection with the Merger and to obtain all requisite approvals of AMAO’s stockholders. AMAO has also agreed to include in the Proxy Statement the recommendation of its board that its stockholders approve all of the proposals to be presented at the special meeting of AMAO’s stockholders that will be called in order to approve the Merger and related transactions (the “AMAO Special Meeting”).

Conduct between Signing and Closing

Each of AMAO, Merger Sub and RMC has agreed that from the date of the Merger Agreement until the Closing Date or, if earlier, the valid termination of the Merger Agreement in accordance with its terms, it will not initiate, encourage or engage in any negotiations with any party relating to an Alternative Transaction (as defined in the Merger Agreement), take any action intended to facilitate an Alternative Transaction or approve, recommend or enter into any agreement relating to an Alternative Transaction. AMAO and RMC also have agreed to operate their respective companies in the ordinary course through the Closing Date.

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Conditions to Closing

The consummation of the Merger is conditioned upon, among other things, (i) the absence of any applicable law or order that makes the transactions contemplated by the Merger Agreement illegal or otherwise prohibits consummation of such transactions; (ii) the Registration Statement shall have become effective under the Securities Act of 1933, as amended (the “Securities Act”); (iii) approval by AMAO’s stockholders of the Merger and related transactions; (iv) approval by RMC’s shareholders of the Merger and related transactions; (v) the aggregate cash available to AMAO at the Closing (after giving effect to any redemptions by AMAO’s stockholders and the payment of all authorized transaction expenses) being at least $2,000,000; (vi) if AMAO elects to pursue an extension proposal with its stockholders to extend the date by which AAO has to consummate a business combination from September 22, 2022 to December 22, 2022, or such other date reasonably determined by AAO (an “Extension Proposal”) such Extension Proposal shall have been approved by AMAO’s stockholders; (vii) all Ancillary Agreements shall have been executed by all parties thereto; (viii) AAO shall have obtained the fairness opinion required by the terms of the AMAO Prospectus dated March 17, 2021, for its initial public offering (the “Prospectus”), such fairness opinion shall have been fully and properly disclosed in the Registration Statement, and shall be in full force and effect as of immediately prior to the Effective Time; and (ix) all required filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and with any other governmental authority shall have been completed and cleared. AMAO is not required to pursue an Extension Proposal.

Solely with respect to the AMAO Parties, the consummation of the Merger is conditioned upon, among other things: (i) RMC having duly performed or complied with all of its obligations under the Merger Agreement in all material respects; (ii) the representations and warranties of RMC being true and correct in all material respects; (iii) no event having occurred that would result in a Company Material Adverse Effect (as defined in the Merger Agreement); (iv) RMC providing AMAO a certificate from an authorized officer of RMC as to the accuracy of the foregoing conditions; (v) AMAO having received evidence that all RMC warrants and convertible debt shall have been converted into RMC Common Stock prior to the Closing; (vi) after giving effect to the Merger, AMAO shall have at least $5,000,001 in net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act); and (vii) AMAO shall have received executed employment agreements from certain RMC executives, in a form reasonably acceptable to AMAO.

Solely with respect to RMC, the consummation of the Merger is conditioned upon, among other things: (i) the AMAO Parties having duly performed or complied with all of their obligations under the Merger Agreement in all material respects; (ii) the representations and warranties of the AMAO Parties being true and correct in all material respects; (iii) no event having occurred that would result in an AAO Material Adverse Effect (as defined in the Merger Agreement; and (iv) each of the AMAO Parties providing RMC a certificate from an authorized officer as to the accuracy of the foregoing conditions.

Termination

The Merger Agreement may be terminated as follows:

(i)	By the mutual consent of AMAO and RMC;
(ii)

by AMAO, if any of the representations or warranties of RMC set forth in the Merger Agreement shall not be true and correct, or if RMC has failed to perform any covenant or agreement set forth in the Merger Agreement (including an obligation to consummate the Merger), in each case such that the conditions to closing would not be satisfied and the breach or breaches causing such representations or warranties not to be true and correct, or the failure to perform any covenant or agreement, as applicable, are not cured (or waived by AMAO) by the earlier of (i) the Outside Date (as defined below) or (ii) 10 days after written notice thereof is delivered to RMC; provided, however that AMAO is not then in material breach of any representation, warranty, covenant, or obligation in the Merger Agreement, which breach has not been cured;

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(iii)

by RMC, if any of the representations or warranties of AMAO or Merger Sub set forth in the Merger Agreement shall not be true and correct, or if AMAO or Merger Sub has failed to perform any covenant or agreement set forth in the Merger Agreement (including an obligation to consummate the Merger), in each case such that the conditions to closing would not be satisfied and the breach or breaches causing such representations or warranties not to be true and correct, or the failure to perform any covenant or agreement, as applicable, are not cured (or waived by RMC) by the earlier of (i) the Outside Date or (ii) 10 days after written notice thereof is delivered to AMAO; provided, however that RMC is not then in material breach of any representation, warranty, covenant, or obligation in the Merger Agreement, which breach has not been cured;

(iv)	by either AMAO or RMC:

 (A) on or after November 30, 2022 (the “Outside Date”), if the Merger shall not have been consummated prior to the Outside Date; provided, however, that this right to terminate the Merger Agreement shall not be available to a party if the failure of the Merger to have been consummated before the Outside Date (or such later date as provided in an Extension Proposal approved by AMAO’s stockholders, if applicable) was due to such party’s breach of or failure to perform any of its covenants or agreements set forth in the Merger Agreement; or;

 (B) if any applicable law or order that makes the transactions contemplated by the Merger Agreement illegal or otherwise prohibits consummation of such transactions shall have become final and non-appealable;

(v)	by AMAO on September 21, 2022, if the Merger Agreement has not been approved by AMAO’s stockholders as of such date and AMAO elects not to pursue an Extension Proposal prior to such date;

(vi)

by RMC if AMAO has not received approval from its stockholders of the Merger and related transactions at the AMAO Special Meeting, unless such meeting has been adjourned or postponed, in which case at the final adjournment or postponement thereof;

(vii)

by AMAO if the RMC shareholders written consent approving the Merger and related transactions shall not have been obtained within three business days following the Registration Statement being declared effective by the Securities and Exchange Commission (the “SEC”);

(viii)	by AMAO within five business days after receiving notice that the fairness opinion described in the Prospectus and delivered to AMAO does not meet the terms of the Prospectus;

(ix)

 by AMAO, in the event that RMC’s audited financial statements for 2020 and 2021 have not been delivered to the Parent Parties on or before July 15, 2022 and remain undelivered prior to the termination of the Merger Agreement.

Certain Related Agreements

Sponsor Support Agreement

Concurrently with the execution of the Merger Agreement, AMAO, RMC and certain stockholders of AMAO entered into a certain Sponsor Support Agreement dated June 28, 2022 (the “Sponsor Support Agreement”) pursuant to which those certain AMAO stockholders who are parties thereto agreed to vote all shares of AMAO Common Stock beneficially owned by them, including any additional shares of AMAO they acquire ownership of or the power to vote, in favor of the Merger and related transactions.

The foregoing description of the Sponsor Support Agreement is qualified in its entirety by reference to the full text of the Sponsor Support Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the terms of which are incorporated herein by reference.

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Shareholder Support Agreement

Concurrently with the execution of the Merger Agreement, AMAO, RMC, and certain shareholders of RMC entered into a certain Shareholder Support Agreement dated June 28, 2022 (the “Shareholder Support Agreement”), pursuant to which those certain RMC shareholders who are parties thereto agreed to vote all RMC Common Stock beneficially owned by them, including any additional shares of RMC they acquires ownership of or the power to vote, in favor of the Merger and related transactions.

The foregoing description of the Shareholder Support Agreement is qualified in its entirety by reference to the full text of the Shareholder Support Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K, and the terms of which are incorporated herein by reference.

Agreement to be Executed at Closing

Amended and Restated Registration Rights Agreement

The Merger Agreement contemplates that, at or prior to the Closing, AMAO, certain legacy stockholders of AMAO and certain shareholders of RMC will enter into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”), whereby (i) the Registration Rights Agreement will govern the registration of certain shares of AMAO and (ii) each shareholders of RMC will agree, subject to certain customary exceptions, among other things, not to transfer any shares of AMAO Common Stock or any security convertible into or exercisable or exchanged for AMAO Common Stock beneficially owned or owned of record by such holder until the date that is the earlier of (i) ninety (90) days from the date of the Registration Rights Agreement or (ii) the date on which AMAO completes a liquidation, merger, stock exchange, reorganization or other similar transaction that results in all of AMAO’s stockholders having the right to exchange their shares of AMAO Common Stock for cash, securities or other property.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K, and the terms of which are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On June 28, 2022, AMAO and RMC issued a joint press release announcing the execution the Merger Agreement. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

Furnished as Exhibit 99.2 is the investor presentation that will be used by AMAO and RMC in connection with the Merger and related matters.

The information in this Item 7.01 and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Important Information and Where To Find It

In connection with the Merger Agreement and transactions contemplated thereby, AMAO intends to file relevant materials with the SEC, including a Registration Statement on Form S-4, which will include a preliminary proxy statement/prospectus and a definitive proxy statement/prospectus. Promptly after filing its definitive proxy statement with the SEC, AMAO will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the Special Meeting relating to the transaction. INVESTORS AND STOCKHOLDERS OF AMAO ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT AMAO WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT AMAO, RMC AND THE TRANSACTION. The Registration Statement, definitive proxy statement/prospectus, and other relevant materials in connection with the transaction (when they become available), and any other documents filed by AMAO with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov).

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Participants in the Solicitation

AMAO and its directors and executive officers may be deemed participants in the solicitation of proxies from AMAO’s stockholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in AMAO will be included in the proxy statement/prospectus for the proposed business combination and be available at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed business combination when available. Information about AMAO’s directors and executive officers and their ownership of AMAO Common Stock is set forth in AMAO’s prospectus, dated March 17, 2021, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed business combination when it becomes available. These documents can be obtained free of charge from the sources indicated above.

RMC and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of AMAO in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement/prospectus for the proposed business combination.

Forward-Looking Statements

This Current Report on Form 8-K and the documents incorporated by reference herein (this “Current Report”) contain certain “forward-looking statements” within the meaning of “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements can be identified by words such as: “target,” “believe,” “expect,” “will,” “shall,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” “forecast,” “intend,” “plan,” “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include, among others, statements made in this Current Report regarding the proposed transactions contemplated by the Merger Agreement, including the benefits of the Merger, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the Merger. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on AMAO’s and RMC’s managements’ current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) the occurrence of any event, change or other circumstances that could give rise to an amendment or termination of the Merger Agreement and the proposed transaction contemplated thereby; (2) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of AMAO or the shareholders of RMC or other conditions to closing in the Merger Agreement; (3) the inability to project with any certainty the amount of cash proceeds remaining in the AMAO trust account at the closing of the transaction; (4) the uncertainty relative to the cash made available to RMC at the closing should any material redemption requests be made by the AMAO stockholders (since the sources of cash projected in this press release assume that no redemptions will be requested by AMAO stockholders); (5) the inability of the company post-closing to obtain or maintain the listing of its securities on Nasdaq following the business combination; (6) the amount of costs related to the business combination; (7) RMC’s ability to yield sufficient cash proceeds from the transaction to support its short-term operations and research and development efforts since the Merger Agreement requires no minimum level of funding in the trust account to close the transaction; (8) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the business combination; changes in applicable laws or regulations; (9) the ability of RMC to meet its post-closing financial and strategic goals, due to, among other things, competition; (10) the ability of the company post-closing to grow and manage growth profitability and retain its key employees; (11) the possibility that the company post-closing may be adversely affected by other economic, business, and/or competitive factors;(12) risks relating to the successful retention of RMC’s customers; (13) the potential impact that COVID-19 may have on RMC’s customers, suppliers, vendors, regulatory agencies, employees and the global economy as a whole; (14) the expected duration over which RMC’s balances will fund its operations; (15) and other risks and uncertainties described herein, as well as those risks and uncertainties indicated from time to time in the final prospectus of AMAO for its initial public offering dated [*] filed with the SEC and the proxy statement on Schedule 14A relating to the proposed business combination, including those under “Risk Factors” therein, and in AMAO’s other filings with the SEC. AMAO cautions that the foregoing list of factors is not exclusive. AMAO cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. AMAO does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based.

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No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
2.1	Merger Agreement dated as of June 28, 2022 by and among American Acquisition Opportunity Inc., Royalty Merger Sub, Inc. and Royalty Management Corporation.
10.1	Sponsor Support Agreement dated as of June 28, 2022 by and among American Acquisition Opportunity Inc. and each of the Persons set forth on Schedule I attached thereto.
10.2

Shareholder Support Agreement dated as of June 28, 2022 by and among American Acquisition Opportunity Inc., Royalty Management Corporation and each of the Persons set forth on Schedule I attached thereto.

10.3	Form of Amended and Restated Registration Rights Agreement
99.1	Press Release dated June 28, 2022
99.2	Investor Presentation dated [*], 2022

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 5, 2022

AMERICAN ACQUISITION OPPORTUNITY INC.

By:	/s/ Mark C. Jensen
Name:	Mark C. Jensen
Title:	Chief Executive Officer

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